TERM LOAN AND SECURITY AGREEMENT
                                DATED AS OFJUNE 30, 2004

     TERM LOAN AGREEMENT dated as of June 30, 2004, between PHARMACEUTICAL FORMULATIONS INC., 460 Plainfield Avenue, Edison, New Jersey 08818, a Delaware corporation (the "Borrower"), and ICC INDUSTRIES INC., 460 Park Avenue, New York, New York 10022, a New York corporation (the "Lender").

                                    RECITALS

     WHEREAS, the Lender and the Borrower have previously entered into a Term Loan and Security Agreement dated as of March 31, 2004 (the "Prior Loan Agreement"), and Borrower executed a Promissory Note dated March 31, 2004 (the "Prior Promissory Note") in the amount of Twenty One Million Nine Hundred Eighty Nine Thousand Dollars ($21,989,000), which covered loans made by Lender to Borrower in the amounts and on the dates set forth in EXHIBITS A, B, C, D, E and F attached hereto.

     WHEREAS, the Lender has loaned to Borrower additional sums totaling Four Hundred Thousand Dollars ($400,000), in the amounts and on the dates set forth in EXHIBIT G attached hereto; and

     WHEREAS, the amount due from Borrower to Lender as of this date resulting from Lender's loans to Borrower now total twenty two million three hundred eighty nine thousand dollars ($22,389,000); and

     WHEREAS, the parties have agreed that the loans from Lender to Borrower shall be governed by the terms and conditions of this Term Loan and Security Agreement, and that payment shall be made in accordance with the payment schedule set forth in a Promissory Note of even date to be executed by Borrower in the form of EXHIBIT H attached hereto; and

     NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the Borrower and the Lender agree as follows:

                                    ARTICLE I

                        AMOUNTS AND TERMS OF THE ADVANCES

     SECTION 1.1. THE LOAN. The parties agree that the loans outstanding from Lender to Borrower totaling $22,389,000 shall be governed by the terms and conditions hereinafter set forth, and said loans shall hereinafter referred to as the "Loan".

     SECTION 1.2. INTEREST AND REPAYMENT. The Borrower shall repay, and shall pay interest on, the aggregate unpaid principal amount of the Loan in accordance with the Note, evidencing the indebtedness resulting from such Loan and delivered to the Lender pursuant to Article II.

     SECTION 1.3. OPTIONAL PREPAYMENTS. The Borrower may prepay, without any penalty, the Note in whole or in part with any accrued interest due on the amount prepaid.

     SECTION 1.4. CONVERSION OF INVOICES. The amounts due to Lender under the invoices identified in EXHIBITS A, B, C, D, E and F are no longer due and payable under the terms set forth in said invoices. Instead, said indebtedness to Lender is hereby converted to the indebtedness covered by the Loan set forth herein.

     SECTION 1.5. PAYMENTS AND COMPUTATIONS. The Borrower shall make each payment under any Loan Document (as hereinafter defined) not later than 3:00 p.m. (New York City time) on the day when due in lawful money of the United States of America to the Lender at its address referred to in Section 6.2 in same day funds. All computations of interest under the Note shall be made by the Lender on the basis of a year of 360 days, for the actual number of days elapsed (including the first day but excluding the last day).

     SECTION 1.6. PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

                                   ARTICLE II

                              CONDITIONS OF LENDING

     SECTION 2.1. CONDITIONS OF LENDING. At the option of the Lender, the obligation of the Lender to make the Loan is subject to the satisfaction of the following conditions precedent:

          (A) The Lender shall have received the Note, dated as of the date hereof, in form and substance satisfactory to the Lender;

          (B) The following statements shall be true as of the date hereof:

               (i) The representations and warranties contained in Section 3.1 of this Agreement are correct on and as of the date hereof; and

               (ii) No event has occurred and is continuing, or would result from such Loan, which constitutes an Event of Default (as hereinafter defined);

     (C) The Lender shall have received a certified copy of the resolutions of the Board of Directors of Borrower, approving each Loan Document to which it is a party, and of all documents evidencing other necessary corporate action, if any, with respect to each such Loan Document;

     (D) The Lender shall have received such other approvals, opinions or documents as the Lender may reasonably request.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

          (A) The Borrower is a corporation duly incorporated and validly existing under the laws of the state of Delaware, has the power to transact the business in which it is now engaged and is duly qualified as a foreign corporation under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification.

          (B) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene the Borrower's charter or by-laws.

          (C) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement.

          (D) This Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

          (E) The proceeds of the Loan will be used solely for the purpose of Borrower's working capital and will not be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

                                   ARTICLE IV

                            COVENANTS OF THE BORROWER

     SECTION 4.1. AFFIRMATIVE COVENANT. So long as the Note shall remain unpaid, the Borrower will, unless the Lender shall otherwise consent in writing:

          (A) COMPLIANCE WITH LAWS, ETC. Comply, in all material respects, with all applicable laws, rules, regulations and orders.

     SECTION 4.2. NEGATIVE COVENANT. So long as the Note shall remain unpaid, the Borrower will not, without the written consent of the Lender, other than those liens that presently exist, create or suffer to exist any lien, security interest or other encumbrance upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, or assign any right to receive income.

                                    ARTICLE V

                                SECURITY INTEREST

     SECTION 5.1. SECURITY INTEREST. The Borrower has granted Lender a subordinated security interest in all of its assets, which shall secure Borrower's loans under this Agreement. That security interest is reflected by a UCC 1 filing which has been filed with the State of New Jersey and County of Middlesex.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

     SECTION 6.1. EVENTS OF DEFAULT. If any of the following events ("Events of Default") shall occur and be continuing:

          (A) The Borrower shall fail to pay any installment of principal of, or interest on, the Note within five Business Days of the date when due; or

          (B) Any representation or warranty made by Borrower under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made which is not cured within five (5) Business Days of receiving notice of such breach by Lender; or

          (C) Borrower shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on their respective parts to be performed or observed; or

          (D) Borrower shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (D); or

          (E) Any judgment or order for the payment of money shall be rendered against Borrower and enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

                                   ARTICLE VII

                                  MISCELLANEOUS

     SECTION 7.1. AMENDMENT, ETC. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 7.2. NOTICES, ETC. Any notice, demand, request or other communication hereunder shall be in writing and shall be delivered by personal service or mailed certified mail, postage prepaid, return receipt requested, to the parties at the addresses for such notices set forth below, with a copy also sent by telefax to the telefax number listed below. Such notices shall be effective upon receipt by the respective addresses thereof. The parties hereto may change their respective addresses for such notices by delivering or mailing to the other party hereto, as aforesaid, a notice of such change.

     If to the Borrower:

          PHARMACEUTICAL FORMULATIONS INC.
          460 Plainfield Avenue
          Edison, New Jersey 08818
          Attention: President
          Fax No.: 732-819-3330

     If to the Lender:

          ICC INDUSTRIES INC.
          460 Park Avenue
          New York, New York 10022
          Attention: President
          Fax No.: 212-521-1949

     SECTION 7.3. NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     SECTION 7.4. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

     SECTION 7.5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording and administration of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender, with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Loan Documents, and all costs and expenses, if any (including counsel fees and expenses), in connection with the enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

     SECTION 7.6. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, irrespective of whether or not the Lender shall have made any demand under such Loan Document and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

     SECTION 7.7. PRIOR AGREEMENT. The parties recognize and agree that the Prior Loan Agreement shall remain in full force and effect with regard to the first $19,022,100 to be paid by Borrower to Lender under this Agreement, with the exception of the payment schedule which shall be as set forth in the Promissory Note of even date in the form attached as EXHIBIT H. All additional amounts above the first $19,022,1000 due by Borrower to Lender shall be covered under this Agreement. In the event of any conflict between the Prior Loan Agreement and this Agreement, the Prior Loan Agreement shall prevail, with the exception of the aforementioned payment schedule.

     SECTION 7.8. BINDING EFFECT; GOVERNING LAW; JURISDICTION.

          (A) This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York.

          (B) The Borrower agrees that any legal action or proceeding with respect to this Agreement or to enforce any judgment obtained against the Borrower in connection herewith may be brought by the Lender in the courts of the State of New York or in the United States District Court for the Southern District of New York, or any other court to the jurisdiction of which the Borrower or any of the Borrower's property is or may be subject. The Borrower irrevocably submits to the jurisdiction of the courts of the State of New York or of the United States District Court for the Southern District of New York, and irrevocably waives any present or future claim that any such court is an inconvenient forum, in connection with any action or proceeding arising out of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PHARMACEUTICAL FORMATIONS INC.                  ICC INDUSTRIES INC.
(Borrower)                                      (Lender)


By: /S/ MICHAEL ZEHER                           By: /s/ JOHN L. ORAM
    -------------------------                      -------------------------
Name: Michael Zeher                             Name:  John L. Oram
Title:  President and Chief Operating Officer   Title:   President

                                                                       EXHIBIT A

                              LOANS MADE BY LENDER
                               ICC INDUSTRIES INC.

ORIGINAL LOAN - $3,000,000 MADE APRIL 1, 1999

ADDITIONAL LOANS AS OF  JULY 1, 2000:
                                                                   DATE
                        AMOUNT OF LOAN                           OF LOAN

                           $312,100.00                          03/23/00
                           $450,000.00                          03/30/00
                           $150,000.00                          04/17/00
                          $  75,000.00                          04/18/00
                           $180,000.00                          04/24/00
                           $200,000.00                          04/25/00
                          $  40,000.00                          04/26/00
                          $  50,000.00                          05/01/00
                           $165,000.00                          05/02/00
                           $100,000.00                          05/03/00
                           $145,000.00                          05/05/00
                           $100,000.00                          05/08/00
                           $175,000.00                          05/09/00
                          $  30,000.00                          05/10/00
                           $100,000.00                          05/11/00
                           $150,000.00                          05/18/00
                          $  80,000.00                          05/19/00
                           $140,000.00                          05/22/00
                           $100,000.00                          05/23/00
                          $  50,000.00                          05/25/00
                           $120,000.00                          05/26/00
                           $525,000.00                          05/26/00
                           $155,000.00                          05/30/00
                           $190,000.00                          05/31/00
                          $  75,000.00                          06/01/00
                           $225,000.00                          06/02/00
                           $125,000.00                          06/05/00
                           $135,000.00                          06/06/00
                           $100,000.00                          06/08/00
                          $  50,000.00                          06/09/00
                           $100,000.00                          06/12/00
                           $100,000.00                          06/20/00
                          $  30,000.00                          06/21/00
                          $  30,000.00                          06/26/00
                      ----------------
Total Additional Loans:  $4,752,100.00
                      ----------------

Total of all Loans as of July 1, 2000:     $7,752,100.00

                                                                       EXHIBIT B

                         ADDITIONAL LOANS MADE BY LENDER
           ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 30, 2000

                        AMOUNT OF LOAN                 DATE OF LOAN

                            $75,000.00                   07/06/00
                            $75,000.00                   07/10/00
                           $175,000.00                   07/13/00
                           $135,000.00                   07/14/00
                           $250,000.00                   07/17/00
                            $50,000.00                   07/18/00
                           $100,000.00                   07/19/00
                           $125,000.00                   07/20/00
                           $100,000.00                   07/21/00
                            $25,000.00                   07/26/00
                            $55,000.00                   07/28/00
                           $100,000.00                   07/31/00
                            $30,000.00                   08/01/00
                           $200,000.00                   08/02/00
                            $25,000.00                   08/04/00
                            $50,000.00                   08/08/00
                            $50,000.00                   08/10/00
                           $300,000.00                   08/11/00
                           $140,000.00                   08/16/00
                            $90,000.00                   08/17/00
                           $100,000.00                   08/18/00
                            $40,000.00                   08/21/00
                            $15,000.00                   08/23/00
                            $50,000.00                   08/24/00
                            $50,000.00                   08/25/00
                           $270,000.00                   08/25/00
                                                 (Austin Chemical)
                            $45,000.00                   08/28/00
                            $40,000.00                   08/29/00
                            $50,000.00                   08/30/00
                            $50,000.00                   08/31/00
                            $55,000.00                   09/01/00
                            $50,000.00                   09/05/00
                            $50,000.00                   09/07/00
                           $200,000.00                   09/08/00
                            $25,000.00                   09/12/00
                            $50,000.00                   09/14/00
                           $135,000.00                   09/15/00
                                                  (Austin Chemical)
                            $50,000.00                   09/20/00
                            $50,000.00                   09/21/00
                           $100,000.00                   09/22/00
                           $135,000.00                   09/22/00
                           $100,000.00                   09/25/00
                           $100,000.00                   09/26/00
                            $50,000.00                   09/28/00
                            $25,000.00                   09/29/00
                            $50,000.00                   09/29/00
                          ------------

$4,085,000  Total Loans for July 1
            through September 30, 2000

$11,837,100 Total Loans under
            this Agreement




                                                                       EXHIBIT C

                         ADDITIONAL LOANS MADE BY LENDER
           ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
                          DATED AS OF DECEMBER 31, 2000

                               DATE DATE
AMOUNT OF LOAN                 OF LOAN

$200,000.00                    10/02/00
$135,000.00                    10/02/00
                       (Austin Chemical)
 $50,000.00                    10/04/00
 $50,000.00                    10/05/00
 $25,000.00                    10/06/00
$100,000.00                    10/10/00
 $55,000.00                    10/11/00
$180,000.00                    10/12/00
 $40,000.00                    10/13/00
 $50,000.00                    10/16/00
 $25,000.00                    10/18/00
 $50,000.00                    10/19/00
 $50,000.00                    10/20/00
 $50,000.00                    10/23/00
 $50,000.00                    10/24/00
 $25,000.00                    10/25/00
 $50,000.00                    10/26/00
 $50,000.00                    10/30/00
 $50,000.00                    10/31/00
$250,000.00                    11/02/00
$125,000.00                    11/06/00
$500,000.00                    11/08/00
$150,000.00                    11/09/00
$270,000.00                    11/10/00
                        (Austin Chemical)
$250,000.00                    11/13/00
$100,000.00                    11/15/00
$216,000.00                    11/17/00
                        (Austin Chemical)
$135,000.00                    11/20/00
                        (Austin Chemical)
 $50,000.00                    11/22/00
$150,000.00                    11/27/00
$100,000.00                    12/06/00
$120,000.00                    12/05/00
$150,000.00                    12/08/00
$100,000.00                    12/14/00
$400,000.00                    12/21/00
$216,000.00                    12/22/00

$4,567,000   Total Loans for October 1, through December 31, 2000

$16,404,100 Total Loans under this Agreement


                                                                       EXHIBIT D

                         ADDITIONAL LOANS MADE BY LENDER
           ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
                            DATED AS OF JUNE 30, 2002


AMOUNT OF LOAN            DATE OF LOAN
--------------------------------------

$    500,000                   01/03/01
      53,000                   01/16/01
                       (Austin Chemical)
     200,000                   01/16/01
      50,000                   02/02/01
     200,000                   02/09/01
     270,000                   02/21/01
                       (Austin Chemical)
     130,000                   03/21/01
     170,000                   03/21/01
     170,000                   03/29/01
     100,000                   04/17/01
     150,000                   04/27/01
     100,000                   04/30/01
     100,000                   05/10/01
     300,000                   05/16/01
     100,000                   06/07/01
     100,000                   06/28/01
     100,000                   07/12/01
     200,000                   07/16/01
     100,000                   07/19/01
      50,000                   07/30/01
     100,000                   07/31/01
     200,000                   08/01/01
     100,000                   08/16/01
     100,000                   08/22/01
     100,000                   08/31/01
     200,000                   09/06/01
     150,000                   09/10/01
     150,000                   09/11/01
     200,000                   10/05/01
     100,000                   10/15/01
     100,000                   10/17/01
     200,000                   10/18/01
     100,000                   10/24/01
     100,000                   10/25/01
     100,000                   11/05/01
      50,000                   11/06/01
$     50,000                   11/19/01
     200,000                   11/28/01
     200,000                   12/07/01
     100,000                   12/10/01
     100,000                   12/17/01
     150,000                   12/18/01
     300,000                   12/28/01
     100,000                   01/03/02
     200,000                   01/04/02
     200,000                   01/11/02
     150,000                   01/14/02
     100,000                   01/15/02
     100,000                   01/18/02
     100,000                   01/22/02
     100,000                   01/25/02
     100,000                   01/28/02
     150,000                   01/30/02
      50,000                   02/05/02
      50,000                   02/06/02
     200,000                   02/08/02
     200,000                   02/12/02
     250,000                   02/15/02
     150,000                   02/19/02
     250,000                   02/21/02
     675,000                   02/22/02
     150,000                   02/26/02
     325,000                   02/28/02
     300,000                   03/01/02
      50,000                   03/05/02
     225,000                   03/07/02
     125,000                   03/08/02
     100,000                   03/11/02
     350,000                   04/01/02
     100,000                   04/03/02
     175,000                   04/04/02
      50,000                   04/05/02
     100,000                   04/08/02
     300,000                   04/09/02
      75,000                   04/12/02
     250,000                   04/15/02
      25,000                   04/16/02
      25,000                   04/23/02
     250,000                   04/29/02
     175,000                   05/02/02
      25,000                   05/03/02
     250,000                   05/06/02
     100,000                   05/07/02
      50,000                   05/10/02
      50,000                   05/17/02
      50,000                   05/28/02
      75,000                   05/29/02
     250,000                   05/31/02
      50,000                   06/03/02
     300,000                   06/04/02
     400,000                   06/10/02
  $3,275,000                   06/17/02
     100,000                   06/18/02
      75,000                   06/28/02

                 Total loans:  $17,618,000
     Previous unpaid balance:  1,404,100

      Total Amount Due under this Agreement   $19,022,100




                                                                       EXHIBIT E

                         ADDITIONAL LOANS MADE BY LENDER
           ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 27, 2003



                               DATE OF LOAN                 AMOUNT OF LOAN

                               07/08/02                        $125,000
                               07/11/02                        $125,000
                               07/12/02                        $175,000
                               07/15/02                        $300,000
                               07/30/02                        $150,000
                               08/08/02                         $50,000
                               08/09/02                        $100,000
                               08/15/02                         $40,000
                               08/16/02                         $10,000
                               12/16/02                         $80,000
                               01/02/03                         $25,000
                               01/08/03                         $20,000
                               04/22/03                        $150,000
                               05/15/03                      $1,106,900

                                SubTotal:                    $2,456,900

    Less payments received from Borrower:                   -  $160,000

                                             Total:          $2,296,900


                                                                       EXHIBIT F


                         ADDITIONAL LOANS MADE BY LENDER
           ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
                           DATED AS OF MARCH 31, 2004



                      DATE OF LOAN        AMOUNT OF LOAN

                          03/26/04          $500,000
                          03/31/04          $200,000

                   Total:                   $700,000


                                                                       EXHIBIT G



                         ADDITIONAL LOANS MADE BY LENDER
           ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
                            DATED AS OF JUNE 30, 2004



                     DATE OF LOAN     AMOUNT OF LOAN

                      06/16/04              $400,000


                                                                       EXHIBIT H

                                 PROMISSORY NOTE


$22,389,000                                                   New York, New York
(Twenty Two Million Three Hundred                                  June 30, 2004
Eighty Nine Thousand Dollars)


     FOR VALUE RECEIVED, the undersigned, PHARMACEUTICAL FORMULATIONS INC., 460 Plainfield Avenue, Edison, New Jersey 08818, a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of ICC INDUSTRIES INC., 460 Park Avenue, New York, New York 10022, a New York corporation (the "Lender") the principal sum of Twenty Two Million Three Hundred Eighty Nine Thousand Dollars ($22,389,000) on the following dates in the following amounts:

DATE                                                         AMOUNT TO BE REPAID

September 30, 2004                                   $     300,000 plus interest
October 31, 2004                                     $     300,000 plus interest
November 30, 2004                                    $     300,000 plus interest
December 31, 2004                                    $     325,000 plus interest
January 31, 2005                                     $     325,000 plus interest
February 28, 2005                                    $     325,000 plus interest
March 31, 2005                                       $     350,000 plus interest
April 30, 2005                                       $     350,000 plus interest
May 31, 2005                                         $     350,000 plus interest
June  30, 2005                                       $     375,000 plus interest
July 31, 2005`                                       $     375,000 plus interest
August 31, 2005                                      $     375,000 plus interest
September 30, 2005                                   $  18,339,000 plus interest

     The interest shall be on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until said principal amounts are paid in full, payable monthly in arrears commencing September 30, 2004, and thereafter during the term hereof and on the final day when said principal amounts are paid and, with respect to interest on any overdue principal amount, payable on demand, at a fluctuating interest rate per annum equal to one percent (1%) per annum above the rate of interest announced publicly by Standard Chartered Bank in New York, New York, USA, from time to time as said bank's prime or base rate (the "Base Rate"). The Borrower acknowledges that the Base Rate does not necessarily reflect the lowest rate of interest charged by said bank to any class of customer or in respect of any class of loan. Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Base Rate and all computations of interest shall be made on the basis of a year of 360 days, for the actual number of days elapsed.

     Both principal and interest are payable in lawful money of the United States of America to the Lender at 460 Park Avenue, New York, New York 10022, not later than 12:00 noon (New York City time) on the day when due in same day funds, or at such other address as the holder hereof may direct. Whenever any payment shall be stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

     In the event of any default in connection with any payment under the aforementioned payment schedule, all remaining unpaid amounts shall immediately become due and payable on demand.

     The first $19,022,100 to be paid by Borrower to Lender under this Note is covered by a prior promissory note executed by Borrower dated June 30, 2002 (the Prior Promissory Note") which remains in effect as to that amount due. This Note covers that same amount due from Borrower to Lender plus an additional $2,966,900, which has become due to Lender by Borrower as a result of further loans made by Lender to Borrower since June 30, 2002. In the event of any conflict between this Note and the Prior Promissory Note which regard to the first $19,022,100 to be paid by Borrower, the Prior Promissory Note shall govern.

     This Note is the Note referred to in, and is entitled to the benefits of, the Term Loan and Security Agreement dated as of March 31, 2004 (the "Term Loan Agreement"). The Term Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

     This Note is secured by a Security Interest granted by Borrower to Lender covering all of Lender's assets, and reflected by a UCC-1 which has been filed with the state of New Jersey and county of Middlesex.

     This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed therein (without giving effect to any principles of conflicts of law).

     The Borrower unconditionally and irrevocably agrees that any legal action, suit or proceeding against it with respect to its obligations or liabilities hereunder or arising out of or in connection with this Note or the transactions contemplated hereby for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Federal Court for the Southern District of New York or in the courts of the State of New York, as the holder hereof may elect.

                               PHARMACEUTICAL FORMULATIONS, INC.


                               By: _________________________________
                               Name:  Michael Zeher
                               Title: President and Chief Operating Officer